UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 6, 2020  (April 30, 2020)

HALLADOR ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 30, 2020, Hallador Energy Company (the “Company”) received a letter from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the minimum bid price of the Company’s common stock on the Nasdaq Capital Market had closed below $1.00 per share for 30 consecutive business days. The notification letter has no immediate effect on the Company’s common stock Nasdaq listing or trading.

Due to the market disruption caused by the ongoing COVID-19 pandemic, Nasdaq has tolled the requirement for meeting the minimum bid price until June 30, 2020. As such, the Company has 180 days from July 1, 2020, or until December 28, 2020, to achieve compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for at least ten consecutive business days before December 28, 2020, and in such case, Nasdaq will provide the Company with written confirmation of compliance.

On December 28, 2020, if the Company has not regained compliance, the Company may be eligible for additional time to regain compliance.  To qualify, the Company will need to meet all of the other continued listing requirements for The Nasdaq Capital Market (with the exception of the minimum bid price requirement) and notify Nasdaq of the Company’s intention to cure the deficiency.  At that time, the Company may be granted an additional 180 calendar days to regain compliance. If the Company is not eligible for an additional compliance period at that time, Nasdaq will provide the Company with written notification that the Company’s common stock will be subject to delisting.

The Company intends to monitor the bid price of the Company’s common stock and will consider available options to regain compliance with the listing requirements.  There can be no assurance that the Company will be able to restore compliance with the minimum bid requirement or maintain compliance with the other listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/LAWRENCE D. MARTIN
Date: May 6, 2020	HALLADOR ENERGY COMPANY By: /s/LAWRENCE D. MARTIN Lawrence D. Martin, CFO